UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

_____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2026 (July 20, 2026)

OYOCAR GROUP INC.
(Exact name of registrant as specified in its charter)

000-56710	98-1742455
(Commission File Number)	(IRS Employer Identification Number)

23 Jalan Pulai Mesra 9, Bandar Kangkar Pulai, 81110, Johor Bahru Johor, Malaysia	Nevada
(Address of Principal Executive Offices)	(State or other jurisdiction of incorporation or organization)

+60 124786028

(Registrant’s telephone number, including area code)

Colinas Marinas, Marbellas, Villa 10

Sosua, Dominican Republic 57000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 22, 2026, Oyocar Group Inc., a Nevada corporation (the “Company”), entered into a Letter of Intent (the “Letter of Intent”) to acquire Shanghai Zhongru Smart Energy Group (“Shanghai Zhongru”). The Letter of Intent contemplates that the Company would issue a combination of common stock and preferred stock in the acquisition. The definitive agreement is expected to be completed by approximately August 31, 2026, following the completion of certain administrative actions required by applicable Chinese law, with a closing to occur shortly thereafter.

Shanghai Zhongru, headquartered at the Shanghai International R&D Headquarters Base, specializes in the power and energy sector with water as its primary energy storage medium. With over a decade of industry expertise, the company focuses on developing electricity-to-heat conversion technologies. It serves as a comprehensive provider for energy storage, grid integration, peak shaving, and services within modem power systems; a clean energy integrator; and a manufacturer of hydro-energy storage equipment. The group has established itself as a leading contributor, innovator, and pioneer in China's new energy infrastructure initiatives.

The foregoing description of the Letter of Intent is qualified in its entirety by the full text of the Letter of Intent, which is filed as Exhibits 10.1, respectively, to, and incorporated by reference in, this Current Report.

Item 5.01. Changes in Control of Registrant.

Effective July 20, 2026, there occurred a change in control of the Company. On such date, pursuant to two separate stock purchase agreements (the “Change-in-Control Agreements”), Hoo Boon Lee acquired a total of 11,985,000 shares of the Company’s common stock (the “Control Shares”) from Jonathan Rafael Perez Peralta (as to 7,985,000 shares) and Julissa de Jesus (as to 4,000,000 shares). The Control Shares represent approximately 78.14% of the outstanding shares of the Company’s common stock and constitute voting control of the Company. The total consideration paid by Ms. Lee for the Control Shares was $565,000 in cash delivered at the closing.

In conjunction with the Change-in-Control Agreement, on July 20, 2026, Jonathan Rafael Perez Peralta resigned as the Sole Director, President and Treasurer of the Company, Julissa de Jesus resigned as Secretary of the Company and Hoo Boon Lee was appointed as the Sole Director, President, Chief Executive Officer, Treasurer and Secretary of the Company.

Certain information regarding the background of Ms. Lee is set forth below.

Hoo Boon Lee, 43, Hoo Boon Lee is a Malaysian business professional with over 10 years of experience in business development, financial services, and client relationship management. She possesses extensive experience in corporate communication, strategic partnerships, and market expansion. With strong analytical skills and a deep understanding of the Malaysian business environment, she has successfully supported companies in developing client networks, managing partnerships, and achieving business growth objectives. Since 2021, Ms. Lee has served as Business Development Manager of a large Malaysia Financial Services Company, where her duties included developing and maintain long-term relationships with corporate clients and strategic partners. From 2017 to 2021, she served as an Investment Relations Executive of a large Malaysia Investment Advisory Firm, where her responsibilities included managing relationships with individual and institutional clients.

The following table sets forth, as of the date of this Current Report, the shareholdings of (1) each person owning beneficially 5% or more of the Company’s outstanding common stock; (2) each executive officer of the Company, and (3) all officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment power over his securities. Information relating to beneficial ownership of securities by our principal shareholders and management is based upon information furnished by each person using beneficial ownership’ concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power. Except as disclosed herein, we do not have any outstanding options or other securities exercisable for or convertible into shares of our common stock. Unless otherwise indicated, the address of each person listed is c/o Oyocar Group Inc., 23 Jalan Pulai Mesra 9, Bandar Kangkar, Pulai, 81110, Johor Bahru Johor, Malaysia.

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Name of Beneficial Owner	Title of Class	Beneficial Ownership	Percent of Class(1)
Hoo Boon Lee(2)	Common Stock	11,985,000	78.14%
All Officers and Directors as a Group (1 person)	Common Stock	11,985,000	78.14%

(1)	Based on 15,337,250 shares outstanding, as of the date of this Current Report.
(2)	Officer and director.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth above under Item 5.01. Changes in Control of Registrant is incorporated in this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Letter of Intent between the Company and Zhou Xiefeng
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OYOCAR GROUP INC.

Date: July 27, 2026	By:	/s/ Hoo Boon Lee
Hoo Boon Lee
Chief Executive Officer

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